Amendment to Assignment and Amendment to Factoring Agreement

	This Agreement hereby amends the Assignment and Amendment to Factoring Agreement dated October 8th, 1996 between Vertex Industries, Inc. having place of business at 23 Carol Street, Clifton, New Jersey 07014-0996, NetWeave Corporation, a Delaware corporation with offices at 2006 Chancellor Street, Philadelphia, Pennsylvania 19103 and NetWeave Corporation (Europe) Limited, with offices at Raines House, Denby Dale Road, Wakefield, WF1 1HR, England:

WHEREAS, the parties wish to Amend said Assignment and Amendment to Factoring Agreement as set forth hereinbelow;

Now, therefore, it is agreed as follows:

1.	Paragraph 10 to Factoring Agreement  dated July 18th, 1996 shall be amended to and read in its entirety as follows:

"10.	Governing Law.	The laws of England and Wales
shall govern this agreement."

Vertex Industries, Inc.

5 Nov 1996                         s/ Ronald C. Byer
Date                               Ronald C. Byer, President


NetWeave Corp.

6 Nov 1996                          s/ Ronald C. Byer, Jr.
Date                                Ronald C. Byer, Jr.,  President
                                    NetWeave Corporation (Europe) Limited

5 Nov. 1996                         s/W. H. Highleyman
Date                                Wilbur Highleyman, Director